UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

21355 Ridgetop Circle, Dulles, VA	20166
(Address of Principal Executive Offices)	(Zip Code)

(703) 948-3200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted in Item 5.07 below, at the Annual Meeting of Stockholders of VeriSign, Inc. (the “Company”) held on May 26, 2011, the Company’s stockholders approved the Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan (the “Plan”).

The complete text of the Plan, which is included at Appendix A of the Company’s Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on April 13, 2011 (the “Proxy”), is incorporated by reference herein. The summary of the material terms of the Plan, included under the heading “Proposal No. 4 Approval of the Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan,” on pages 44 through 52 of the Proxy are also incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on May 26, 2011. Five proposals were voted on at the meeting. The results of each proposal are as follows:

Proposal No. 1 to elect eight directors of the Company, each to serve until the next annual meeting, or until a successor has been elected and qualified or until the director’s earlier resignation or removal, was approved by the stockholders. The nominees received the following votes:

Nominees	For	Withheld	Abstain	Broker Non-Vote
D. James Bidzos	138,797,203	2,207,893	302,033	12,196,375
William L. Chenevich	136,266,738	4,748,119	292,272	12,196,375
Kathleen A. Cote	140,323,598	693,656	289,875	12,196,375
Mark D. McLaughlin	139,148,378	1,867,497	291,254	12,196,375
Roger H. Moore	130,555,917	10,461,554	289,658	12,196,375
John D. Roach	140,031,238	938,985	336,906	12,196,375
Louis A. Simpson	140,054,608	961,259	291,262	12,196,375
Timothy Tomlinson	140,077,650	937,681	291,798	12,196,375

In Proposal No. 2, stockholders of the Company approved, on a non-binding advisory basis, the Company’s executive compensation. The voting results were as follows:

For:	138,692,962
Against:	2,233,475
Abstain:	380,692
Broker Non-Votes:	12,196,375

In Proposal No. 3, stockholders of the Company approved, on a non-binding advisory basis, that future advisory votes on executive compensation be taken every year. The voting results were as follows:

Annual:	124,319,424
Every Two Years:	1,934,976
Every Three Years:	14,732,510
Abstain:	320,219
Broker Non-Votes:	12,196,375

In Proposal No. 4, stockholders approved the Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan. This proposal received the following votes:

For:	123,418,514
Against:	17,277,953
Abstain:	610,662
Broker Non-Votes:	12,196,375

In Proposal No. 5, stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. This proposal received the following votes:

For:	151,500,679
Against:	1,680,701
Abstain:	322,124

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: May 27, 2011	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

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